Exhibit 10.2(a)
INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

AMENDMENT NO. 18

to the

AIRBUS A330-900 AIRCRAFT AND A350-900 AIRCRAFT

PURCHASE AGREEMENT

Dated as of November 24, 2014

Between

AIRBUS S.A.S.

And

DELTA AIR LINES, INC.

This Amendment No. 18 (this “Amendment No. 18”) is dated as of January 11, 2024 by and between AIRBUS S.A.S., a société par actions simplifée organized and existing under the laws of the Republic of France, having its registered office located at 2, rond-point Emile Dewoitine, 31700 Blagnac, France (the “Seller”) and DELTA AIR LINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its corporate office located at 1050 Delta Boulevard, Atlanta, Georgia 30320, USA (the “Buyer”).

WHEREAS, the Buyer and the Seller entered into an Airbus A330-900 Aircraft and A350-900 Aircraft Purchase Agreement dated as of November 24, 2014, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time is hereinafter called the “Agreement”; and

WHEREAS, the Buyer wishes to purchase and the Seller agrees to sell twenty (20) A350-1000 model aircraft subject to the terms and conditions of the Agreement.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS.

The capitalized terms used herein and not otherwise defined in this Amendment No. 18 will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder”

Page 1/11
PROPRIETARY AND CONFIDENTIAL
Execution

and words of similar import refer to this Amendment No. 18.

1.    AGREEMENT TITLE; RECITALS

1.1    The title of the Agreement is deleted in each instance it appears in the Agreement and replaced as follows:

“Airbus A330-900 Aircraft and A350 Aircraft Purchase Agreement”.

1.2    The first recital is deleted and replaced as follows:

“WHEREAS, the Buyer wishes to purchase, and the Seller is willing to sell, thirty-seven (37) firm Airbus A330-900 model aircraft, thirty-five (35) firm Airbus A350-900 model aircraft and twenty (20) firm Airbus A350-1000 model aircraft upon the terms and conditions provided herein.”

2.    DEFINITIONS

2.1    Clause 0 of the Agreement is hereby amended to add the following terms:

“A350 Aircraft – means an A350-900 Aircraft or A350-1000 Aircraft.

A350-1000 Aircraft – any or all of the A350-1000 model aircraft sold by the Seller and to be purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the A350-1000 Propulsion Systems installed thereon upon Delivery.

A350-1000 Aircraft Base Price – as defined in Subclause 3.3.1.

A350-1000 Aircraft Final Contract Price – as defined in Subclause 3.3.3.

A350-1000 Aircraft Specification – means the A350-1000 Standard Specification as amended by all applicable SCNs and MSCNs.

A350-1000 Customization Milestone Chart – as defined in Subclause 2.2.5.5.

A350-1000 Propulsion Systems – as defined in Subclause 2.2.5.4.

A350-1000 Standard Specification – the A350-1000 standard specification document [***].

Airbus Generic Manuals –means the Technical Data that are common to all Airbus aircraft.

Page 2/11
PROPRIETARY AND CONFIDENTIAL
Execution

Customized Technical Data – means the Technical Data that are customized to integrate the specificities of the configuration of the Buyer’s fleet, as known at the date of issuance thereof.

Envelope Manuals – means the Technical Data that are common to all Airbus aircraft of the same type.

EULA – means the conditions applicable to the use of Airbus on-ground software as set out in Amended and Restated Exhibit I to the Agreement pursuant to Amendment No. 4 to the Agreement.

Performance Engineer’s Programmes Package or PEP Package – means a set of ground based performance computation modules for the aircraft type covered under this Agreement including software components, databases and consultation tools.”

2.2    Clause 0 of the Agreement is amended to delete the following terms and replace each as follows:
“Agreement – this Airbus A330-900 Aircraft and A350 Aircraft Purchase Agreement, including all exhibits, appendixes and letter agreements attached hereto, as the same may be amended or modified and in effect from time to time.

Aircraft – means an A330-900 Aircraft, A350-900 Aircraft, or an A350-1000 Aircraft.

Customization Milestone Chart – means either an A330-900 Customization Milestone Chart, an A350-900 Customization Milestone Chart, or an A350-1000 Customization Milestone Chart, as applicable.

Final Contract Price – means either the A330-900 Aircraft Final Contract Price, the A350-900 Aircraft Final Contract Price, or the A350-1000 Aircraft Final Contract Price, as applicable.

Manufacturer Specification Change Notice or MSCN – as defined in Subclause 2.3.3.1.

Propulsion Systems – means the A330-900 Propulsion Systems, A350-900 Propulsion Systems, or A350-1000 Propulsion Systems, as applicable.

Specification – means the A330-900 Aircraft Specification, A350-900 Aircraft Specification, or A350-1000 Aircraft Specification, as applicable.

Standard Specification – means the A330-900 Standard Specification, A350-900 Standard Specification, or A350-1000 Standard Specification, as applicable.

Technical Data – means the flight operations and maintenance engineering technical data (together with any revisions thereto) and PEP Package necessary to operate and maintain

Page 3/11
PROPRIETARY AND CONFIDENTIAL
Execution

the Aircraft, and as more precisely listed in the then current Customer Services Catalog, Exhibits G-1 and G-2 and detailed in Subclause 14.1.4.”

3.    SALE AND PURCHASE

Clause 1 of the Agreement is deleted and replaced as follows:

“The Seller shall sell and deliver, and the Buyer shall buy and take delivery of, thirty-seven (37) firmly ordered A330-900 Aircraft, thirty-five (35) firmly ordered A350-900 Aircraft, and twenty (20) firmly ordered A350-1000 Aircraft, subject to the terms and conditions contained in the Agreement.”

4.    PRICE

4.1    Subclause 3.3 of the Agreement is deleted and replaced as follows:

“3.3    A350-1000 Aircraft Price

3.3.1    The A350-1000 Aircraft Base Price is the sum of:

(i)    the base price of the A350-1000 Aircraft as defined in the A350-1000 Standard Specification (excluding BFE) (the “A350-1000 Aircraft Base Price”), which is:
[***]

(ii)    the sum of the base prices of any and all SCNs set forth in Exhibit A-6, which is:
[***]

3.3.2    The A350-1000 Aircraft Base Price has been established in accordance with the economic conditions prevailing in the Base Period.

3.3.3    A350-1000 Final Contract Price

    The Final Price of the A350-1000 Aircraft (the “A350-1000 Aircraft Final Contract Price”) shall be the sum of:

(i)    the A350-1000 Aircraft Base Price, as adjusted to the Delivery Date of such A350-1000 Aircraft in accordance with Subclause 4.1; and

(ii)    the aggregate of all increases or decreases to the A350-1000 Aircraft Base Price as agreed in any Specification Change Notice entered into pursuant to Subclause 2.3 after the date of execution of Amendment No. 18 to the Agreement, as

Page 4/11
PROPRIETARY AND CONFIDENTIAL
Execution

adjusted to the Delivery Date of such A350-1000 Aircraft in accordance with Subclause 4.1; and

(iii)    any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A350-1000 Aircraft.”

5.    PRICE REVISION

Subclause 4.1 of the Agreement is deleted and replaced as follows:

“4.1    Each of the A330-900 Aircraft Base Price, the A350-900 Aircraft Base Price, and the A350-1000 Aircraft Base Price shall be revised to the actual Delivery Date of such A330-900 Aircraft, A350-900 Aircraft, and A350-1000 Aircraft, as applicable, in accordance with the Airbus Price Revision Formula set forth in Exhibit C.”

6.    DELIVERY

Subclause 9.1.1 of the Agreement is deleted and replaced as follows:

“9.1.1    Subject to the provisions of the Agreement, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location, and the Buyer shall accept the same, during the months (each a “Scheduled Delivery Month”) and quarters (each, a “Scheduled Delivery Quarter”) set forth in the table below:

[***]

7.    TECHNICAL PUBLICATIONS

7.1    Clause 14 of the Agreement is deleted and replaced with Clause 14 set forth in Appendix 1 hereto.

7.2    Exhibit G-2 of the Agreement is deleted and replaced with Exhibit G-2 set forth in Appendix 2 hereto.

8.    EXHIBITS

8.1    Exhibit A-5 (A350-1000 Aircraft Standard Specification) is added to the Agreement as set forth in Appendix 3 hereto.

8.2    Exhibit A-6 (A350-1000 Aircraft Specification Change Notices) is added to the Agreement as set forth in Appendix 4 hereto.

Page 5/11
PROPRIETARY AND CONFIDENTIAL
Execution

8.3    Paragraph 1 of Exhibit C (Airbus Price Revision Formula) to the Agreement is deleted and replaced as follows:

[***]

8.4    Exhibit H (Material Supply and Services) to the Agreement is deleted and replaced with Exhibit H set forth in Appendix 5 hereto.
9.    LETTER AGREEMENTS

9.1    Amended and Restated Letter Agreement No. 1 to the Agreement is cancelled in its entirety and replaced with Amended and Restated Letter Agreement No. 1 to the Agreement of even date herewith.

9.2    Amended and Restated Letter Agreement No. 2 to the Agreement is hereby cancelled in its entirety and replaced with Amended and Restated Letter Agreement No. 2 to the Agreement of even date herewith.

9.3    Letter Agreement No. 3 of even date herewith is added to the Agreement.

9.4    Amended and Restated Letter Agreement No. 4 to the Agreement is hereby cancelled in its entirety and replaced with Amended and Restated Letter Agreement No. 4 to the Agreement of even date herewith.

9.5    Amended and Restated Letter Agreement No. 5 to the Agreement is hereby cancelled in its entirety and replaced with Amended and Restated Letter Agreement No. 5 to the Agreement of even date herewith.

9.6    Letter Agreement No. 6D of even date herewith is added to the Agreement.

9.7    Letter Agreement No. 7C of even date herewith is added to the Agreement.

9.8    Amended and Restated Letter Agreement No. 8 to the Agreement is hereby cancelled in its entirety and replaced with Amended and Restated Letter Agreement No. 8 to the Agreement of even date herewith.

9.9    Amended and Restated Letter Agreement No. 9 to the Agreement is hereby cancelled in its entirety and replaced with Amended and Restated Letter Agreement No. 9 to the Agreement of even date herewith.

9.10    Amended and Restated Letter Agreement No. 10 to the Agreement is hereby cancelled in its entirety and replaced with Amended and Restated Letter Agreement No. 10 to the Agreement of even date herewith.

Page 6/11
PROPRIETARY AND CONFIDENTIAL
Execution

9.11    Letter Agreement No. 11C of even date herewith is added to the Agreement.

9.12    Letter Agreement No. 13C of even date herewith is added to the Agreement.

9.13    Amended and Restated Letter Agreement No. 14 to the Agreement is hereby cancelled in its entirety and replaced with Amended and Restated Letter Agreement No. 14 to the Agreement of even date herewith.

9.14    Letter Agreement No. 15 of even date herewith is added to the Agreement.

10.    EFFECT OF THE AMENDMENT

10.1    The Agreement will be deemed amended to the extent herein provided, and, will continue in full force and effect.

10.2    This Amendment No. 18 will supersede any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 18.

10.3    Both Parties agree that this Amendment No. 18 will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment No. 18 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No.18 will govern.

11.    CONFIDENTIALITY

This Amendment No. 18 and its existence shall be treated by each Party as confidential subject to the terms and conditions of Clause 22.7 of the Agreement.

12.    GOVERNING LAW

12.1    THIS AMENDMENT NO. 18 AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.6 OF THE AGREEMENT.

12.2    It is agreed that the United Nations Convention on Contracts for the International Sale of Goods will not apply to this Amendment No.18.

13.    ASSIGNMENT

This Amendment No. 18 and the rights and obligations of the Parties will be subject to the provisions of Clause 19 of the Agreement.

Page 7/11
PROPRIETARY AND CONFIDENTIAL
Execution

14.    COUNTERPARTS

This Amendment No. 18 may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

Page 8/11
PROPRIETARY AND CONFIDENTIAL
Execution

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                            Very truly yours,
                            AIRBUS S.A.S.

/s/ Paul Meijers
By : Paul Meijers
Its : Head of Commercial Transactions

Agreed and Accepted:
DELTA AIR LINES, INC.

/s/ Kristen Bojko
By : Kristen Bojko
Its: Vice President – Fleet

PROPRIETARY AND CONFIDENTIAL
Execution

APPENDIX 1
14.    TECHNICAL PUBLICATIONS
14.1    Scope

14.1.1    This Clause 14 covers the terms and conditions for the supply of Technical Data. Exhibits G-1 and G-2 are incorporated into this Clause 14 and form an integral part hereof. Exhibit G-1 is applicable to A330-900 Aircraft and Exhibit G-2 is applicable to A350 Aircraft.

Except as otherwise set forth in this Clause 14, the Technical Data shall be supplied in the English language using the aeronautical terminology in common use. Where applicable, data shall be established in general compliance with the [***].

14.1.2    Range, form, type, format, quantity and delivery schedule of the Technical Data to be provided under the Agreement are outlined in Exhibits G-1 and G-2 hereto.

14.1.3    All Technical Data shall be available on-line as set forth in Subclause 14.4 [***].

14.1.4    The exhaustive list of Technical Data provided to the Buyer hereunder is available for the Aircraft via AirbusWorld in the relevant section of the Customer Services Catalog, under respectively:

    “Digital Flight Operations Data Package”,
    “Maintenance Technical Data Package”, and
    “PEP Package”,
(or their successors).

14.2    Aircraft Identification for Technical Data

14.2.1    For those Technical Data that are customized to the Buyer’s Aircraft, the Buyer agrees to the allocation of fleet serial numbers (“Fleet Serial Numbers”) in the form of blocks of numbers selected in the range from 0001 to 9999.

14.2.2    The sequence shall not be interrupted unless two (2) different Propulsion Systems or two (2) different models of Aircraft are selected.

14.2.3    The Buyer shall indicate to the Seller the Fleet Serial Number allocated to each A330-900 Aircraft, A350-900 Aircraft, and A350-1000 Aircraft corresponding to the delivery schedule set forth in Subclause 9.1 no later than [***] before the Scheduled Delivery Month of the first of each such Aircraft. Neither the designation of such Fleet Serial Numbers nor the subsequent allocation of the Fleet Serial Numbers to Manufacturer Serial Numbers for the purpose of producing certain Customized Technical Data shall constitute any property, insurable or other interest of the Buyer in any Aircraft prior to the Delivery of such Aircraft as provided for in the Agreement.

Apx. 1 Page 1/8
PROPRIETARY AND CONFIDENTIAL
Execution

APPENDIX 1
14.3    Integration of Equipment Data

14.3.1    Supplier Equipment
Information, including revisions, relating to Supplier equipment that is installed on the Aircraft at Delivery, or through Seller Service Bulletins thereafter, shall be introduced into the Customized Technical Data to the extent necessary for understanding of the affected systems, at no additional charge to the Buyer.

14.3.2    Airbus Contracted Supplier Equipment
The Seller shall introduce Airbus Contracted Supplier Equipment data, for ACS Equipment that is installed on the A350-900 Aircraft by the Seller, into the Customized Technical Data, [***] to the Buyer for the initial issue of the Customized Technical Data provided at or before Delivery of the first A350-900 Aircraft.

14.3.3    Buyer Furnished Equipment

14.3.3.1    The Seller shall introduce Buyer Furnished Equipment data for Buyer Furnished Equipment that is installed on the Aircraft by the Seller (hereinafter “BFE Data”) into the Customized Technical Data, at no additional charge to the Buyer for the initial issue of the Customized Technical Data provided at or before Delivery of each of the first A330-900 Aircraft, A350-900 Aircraft, and A350-1000 Aircraft, provided such BFE Data is provided in accordance with the conditions set forth in Subclauses [***] through [***].

14.3.3.2    The Buyer shall supply, or shall cause the BFE Supplier(s) to supply on its behalf, the BFE Data to the Seller at least six (6) months prior to the Scheduled Delivery Month of each of the first A330-900 Aircraft, A350-900 Aircraft, and A350-1000 Aircraft. If the Buyer does not supply such BFE Data to the Seller by such time, then the Seller shall, at no additional cost to the Buyer, incorporate such BFE Data at the first scheduled revision following [***] after the date the BFE Data is provided.

14.3.3.3    The Buyer shall supply the BFE Data to the Seller in English and in compliance with the then applicable revision of ATA Specification 2200 (iSpec 2200), Information Standards for Aviation Maintenance or, in respect to the A350-900 Aircraft and A350-1000 Aircraft, in compliance with S1000D Specification jointly defined by the ASD (Aerospace and Defense Industries Association of Europe), AIA (Aerospace Industries Association) and ATA (Air Transport Association of America), as applicable.

14.3.3.4    The Buyer and the Seller shall agree on the requirements for the provision to the Seller of BFE Data for “on-aircraft maintenance”, such as but not limited to timeframe, media and format in which the BFE Data shall be supplied to the Seller, in order to manage the BFE Data integration process in an efficient, expeditious and economic manner.

Apx. 1 Page 2/8
PROPRIETARY AND CONFIDENTIAL
Execution

APPENDIX 1
14.3.3.5    The BFE Data shall be delivered in digital format and/or in Portable Document Format (PDF), as agreed between the Buyer and the Seller.

14.3.3.6    [***]

14.4    Supply

14.4.1    All Technical Data shall be available on-line through the Seller’s customer portal AirbusWorld (“AirbusWorld”), access to which is subject to the AirbusWorld GTC.

14.4.2    [***]

14.4.3    [***]

14.4.4    It shall be the responsibility of the Buyer to coordinate and satisfy local Aviation Authorities’ requirements with respect to Technical Data. Upon request from the Buyer’s Aviation Authorities, such Aviation Authorities shall be given on-line access to the Buyer’s Technical Data (excluding the PEP Package) through AirbusWorld.

14.5    INTENTIONALLY LEFT BLANK

14.6    Revision Service

For each firmly ordered Aircraft covered under this Agreement, revision service for the Technical Data shall be provided [***] (each a “Revision Service Period”).

Thereafter revision service shall be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.

14.7    Service Bulletins (SB) Incorporation

During any Revision Service Period and upon the Buyer’s request, Seller Service Bulletin information shall be incorporated into the Customized Technical Data, provided that the Buyer notifies the Seller through the relevant AirbusWorld on-line service bulletin reporting application that it intends to accomplish such Seller Service Bulletin. The split effectivity for the corresponding Seller Service Bulletin shall remain in the Customized Technical Data until notification from the Buyer that embodiment has been completed on all of the Buyer’s Aircraft. The foregoing is applicable for Customized Technical Data relating to maintenance only. For operational Customized Technical Data either the pre or post-Seller Service Bulletin status shall be shown.

14.8    Technical Data Familiarization

Apx. 1 Page 3/8
PROPRIETARY AND CONFIDENTIAL
Execution

APPENDIX 1
Upon request by the Buyer, the Seller shall provide up to [***] of Technical Data familiarization training at the Seller’s or the Buyer’s facilities. The basic familiarization course is tailored for maintenance and engineering personnel.

14.9    Customer Originated Changes

If the Buyer wishes to introduce Buyer originated data, including BFE Data after the initial issue of the Technical Data, (hereinafter “COC Data”) into any of the customized Technical Data that are identified as eligible for such incorporation in the Seller’s then current Customer Services Catalog, the Buyer shall notify the Seller of such intention.

The incorporation of any COC Data shall be performed under the methods and tools for achieving such introduction and the conditions specified in the Seller’s then current Customer Services Catalog.

14.10    INTENTIONALLY LEFT BLANK

14.11    On-Line Technical Data

14.11.1    Access to AirbusWorld shall be granted [***] for the Technical Data related to the Aircraft which shall be operated by the Buyer.

14.11.2    For the avoidance of doubt, Technical Data accessed through AirbusWorld - which access shall be covered by the AirbusWorld GTC – shall remain subject to the conditions of this Clause 14.

14.11.3    Should AirbusWorld provide access to Technical Data in software format, the use of such software shall be further subject to the conditions of the EULA.

14.12    Waiver, Release and Renunciation
The Seller warrants that the Technical Data are prepared in accordance with the state of art at the date of their conception. Should any Technical Data prepared by the Seller contain a non-conformity or defect, the sole and exclusive liability of the Seller shall be to take all reasonable and proper steps to correct such Technical Data. Notwithstanding the above, no warranties of any kind shall be given for the Customer Originated Changes, as set forth in Subclause 14.9.

THIS CLAUSE 14 SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY TECHNICAL DATA OR SERVICES DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

Apx. 1 Page 4/8
PROPRIETARY AND CONFIDENTIAL
Execution

APPENDIX 1
THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 14 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:
(1)    ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)    ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)    ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)    ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)    ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)    ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)    ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:
(a)    LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;
(b)    LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

Apx. 1 Page 5/8
PROPRIETARY AND CONFIDENTIAL
Execution

APPENDIX 1
(c)    LOSS OF PROFITS AND/OR REVENUES;
(d)    ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.
THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 14 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 14 SHALL REMAIN IN FULL FORCE AND EFFECT.
FOR THE PURPOSE OF THIS SUBCLAUSE 14.12, “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES AND SUPPLIERS.

14.13    Proprietary Rights

14.13.1    All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Data shall remain with the Seller and/or its Affiliates as the case may be.
These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.13.2    Whenever the Agreement and/or any Technical Data provides for manufacturing by the Buyer, the consent given by the Seller shall not be construed as any express or implicit approval whatsoever of the Buyer or of the manufactured products. The supply of the Technical Data shall not be construed as any further right for the Buyer to design or manufacture any Aircraft or part thereof or spare part.

14.14    Performance Engineer’s Program

14.14.1    The Seller shall provide to the Buyer the PEP Package for the Aircraft types covered under the Agreement. Such PEP Package is composed of software components and databases and its use is subject to the license conditions set forth in the EULA.

14.14.2    Use of the PEP Package shall be [***] to be used on the Buyer’s computers for the purpose of computing performance engineering data. The PEP Package is intended [***].

14.14.3    The license to use the PEP Package and the revision service shall be provided [***] for the duration of the corresponding Revision Service Period as set forth in Subclause 14.6.

Apx. 1 Page 6/8
PROPRIETARY AND CONFIDENTIAL
Execution

APPENDIX 1
14.14.4    At the end of such PEP Package Revision Service Period, the PEP Package shall be provided to the Buyer at the standard commercial conditions set forth in the Seller’s then current Customer Services Catalog.

14.15    Future Developments

14.15.1    The Seller continuously monitors technological developments and applies them to Technical Data, document and information systems’ functionalities, production and methods of transmission.
14.15.2    The Seller shall implement and the Buyer shall accept such new developments, it being understood that the Buyer shall be informed in due time by the Seller of such new developments and their application and of the date by which the same shall be implemented by the Seller. [***]

14.15.3    [***]

14.16    Confidentiality

14.16.1    This Clause 14 and the Technical Data and their content are designated as confidential. All Technical Data are provided to the Buyer for the sole use of the Buyer who undertakes not to disclose the contents thereof to any third party without the prior written consent of the Seller save as permitted therein or pursuant to any government or legal requirement imposed upon the Buyer.

14.16.2    Should the Buyer wish (i) to disclose this Clause 14 and/or any Technical Data to a Third Party or (ii) specifically, if the Buyer intends to designate a maintenance and repair organization or a third party to perform the maintenance of the Aircraft or to perform data processing on its behalf (each a “Third Party”), then the Buyer shall request the Seller’s written authorization to disclose such data.

14.16.3    The Buyer hereby undertakes to cause such Third Party to agree to be bound by the conditions and restrictions set forth in this Clause 14 with respect to the disclosed Clause or Technical Data and shall cause such Third Party to (i) enter into a confidentiality agreement, inclusive of appropriate licensing conditions, with the Seller, and (ii) commit to use the Technical Data solely for the purpose of maintaining the Buyer’s Aircraft and processing the Buyer’s data.

14.17    Transferability
Without prejudice to Subclause 19.1, the Buyer’s rights under this Clause 14 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent, such consent not to be unreasonably withheld and to be without economic cost to the Buyer or the Buyer’s assignee.

Apx. 1 Page 7/8
PROPRIETARY AND CONFIDENTIAL
Execution

APPENDIX 1
Any transfer in violation of this Subclause 14.17 shall, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 14 and any and all other warranties that might arise under or be implied in law.

Apx. 1 Page 8/8
PROPRIETARY AND CONFIDENTIAL
Execution

APPENDIX 2
Exhibit G-2

A350 AIRCRAFT TECHNICAL DATA & SOFTWARE
[***]

Apx. 2 Page 1/2
PROPRIETARY AND CONFIDENTIAL
Execution

APPENDIX 2

Exhibit G-2

A350 AIRCRAFT TECHNICAL DATA & SOFTWARE

[***]

Apx. 2 Page 2/2
PROPRIETARY AND CONFIDENTIAL
Execution

APPENDIX 3
Exhibit A-5

A350-1000 AIRCRAFT STANDARD SPECIFICATION

[***]

Apx. 3 Page 1/1
PROPRIETARY AND CONFIDENTIAL
Execution

APPENDIX 4
Exhibit A-6

[***]

Apx. 4 Page 1/1
PROPRIETARY AND CONFIDENTIAL
Execution

APPENDIX 5
EXHIBIT H

MATERIAL
SUPPLY AND SERVICES

Apx. 5 Page 1/10
PROPRIETARY AND CONFIDENTIAL
Execution

APPENDIX 5
1.    GENERAL

1.1    Scope
1.1.1    This Exhibit H sets forth the terms and conditions for the support and services offered by the Seller to the Buyer with respect to Material (as defined below).

1.1.2    References made to Articles shall be deemed to refer to articles of this Exhibit H unless otherwise specified.

1.1.3    For purposes of this Exhibit H:

(i)    The term “Supplier” shall mean any supplier providing any of the Material listed in Article 1.2.1 and the term “Supplier Part” shall mean an individual item of Material.

(ii)    The term “SPEC 2000” means the “E-Business Specification for Materials Management” document published by the Air Transport Association of America.
1.2    Material Categories

1.2.1    Each of the following constitutes “Material” for purposes of this Exhibit H:

(i)    Seller parts;
(ii)    Supplier Parts classified as Repairable Line Maintenance Parts (as defined in SPEC 2000);
(iii)    Supplier Parts classified as Expendable Line Maintenance Parts (as defined in SPEC 2000);
(iv)    Seller and Supplier ground support equipment and specific-to-type tools.
where “Seller Parts” means Seller’s proprietary parts bearing a part number of the Seller or for which the Seller has the exclusive sales rights.

1.2.2    [***]

1.3    Term

During a period commencing on the date hereof and continuing as long as at least five (5) aircraft of the model of the Aircraft are operated in commercial air transport service, of which at least one (1) is operated by the Buyer (the “Term”), the Seller shall maintain, or cause to be maintained, a reasonable stock of Seller Parts.

Apx. 5 Page 2/10
PROPRIETARY AND CONFIDENTIAL
Execution

APPENDIX 5

The Seller shall use reasonable efforts to obtain a similar service from all Suppliers of Suppliers parts originally installed on an Aircraft at Delivery.

1.4    Airbus Material Store

1.4.1    US Spares Center

1.4.2    The Seller has established and shall maintain or cause to be maintained, during the Term, a spare parts warehouse located in the United States (the “US Spares Center”). The US Spares Center shall be operated twenty-four (24) hours per day, seven (7) days per week, for the handling of AOG and critical orders for Seller Parts.

1.4.3    Material Support Center, Germany

The Seller has established its material handling headquarters in Hamburg, Germany (the “Airbus Material Center”) and shall, during the Term, maintain, or have maintained on its behalf, a central store of Seller Parts. The Airbus Material Center shall be operated twenty-four (24) hours per day, seven (7) days per week.

1.4.4    Other Points of Shipment

1.4.4.1    In addition to the US Spares Center and the Airbus Material Center, the Seller and its Affiliates operate a global network of regional satellite stores (the “Regional Satellite Stores”). A list of such stores shall be provided to the Buyer upon the Buyer’s request.

1.4.4.2    Subject to Article 1.4.1, the Seller reserves the right to effect deliveries from distribution centers other than the US Spares Center or the Airbus Material Center, which may include the Regional Satellite Stores or any other production or Supplier’s facilities.

1.5    Customer Order Desk

The Seller operates a “Customer Order Desk”, the main functions of which are:

(i)    Management of order entries for all priorities, including Aircraft On Ground (“AOG”);
(ii)    Management of order changes and cancellations;
(iii)    Administration of Buyer’s routing instructions;
(iv)    Management of Material returns;
(v)    Clarification of delivery discrepancies;
(vi)    Issuance of credit and debt notes.

Apx. 5 Page 3/10
PROPRIETARY AND CONFIDENTIAL
Execution

APPENDIX 5
The Buyer hereby agrees to communicate its orders for Material to the Customer Order Desk either in electronic format (SPEC 2000) or via the Internet.

1.6    Commitments of the Buyer

1.6.1    During the Term, the Buyer [***]

(i)    [***]

or

(ii)    [***]

1.6.2    [***]

1.6.2.1    [***]

1.6.2.2    [***]

1.6.2.3    [***]

1.6.2.4    [***]

2.    INITIAL PROVISIONING

2.1    Periods

The initial provisioning period commences with the [***] (each, an “Initial Provisioning Period”).

2.2    Pre-Provisioning Meetings

2.2.1    The Seller shall organize a pre-provisioning meeting for each of the A350-900 Aircraft and A330-900 Aircraft, and A350-1000 Aircraft at the US Spares Center or at the Airbus Material Center, or at any other agreed location, for the purpose of setting an acceptable schedule and working procedure for the preparation of the initial issue of the Provisioning Data and the Initial Provisioning Conference referred to in Articles 2.3 and 2.4 below (each, a “Pre-Provisioning Meeting”).

Apx. 5 Page 4/10
PROPRIETARY AND CONFIDENTIAL
Execution

APPENDIX 5
2.2.2    During the Pre-Provisioning Meetings, the Seller shall familiarize the Buyer with the provisioning processes, methods and formulae of calculation and documentation.

2.2.3    The Pre-Provisioning Meetings shall take place on an agreed date that is no later than [***], allowing a minimum preparation time of [***]for the Initial Provisioning Conference.

2.3    Initial Provisioning Conference

The Seller shall organize an initial provisioning conference for each of the A350-900 Aircraft and A330-900 Aircraft, and A350-1000 Aircraft at the US Spares Center or at the Airbus Material Center (each, an “Initial Provisioning Conference”), the purpose of which shall be to agree the material scope and working procedures to accomplish the initial provisioning of Material (the “Initial Provisioning”).
The Initial Provisioning Conferences shall take place at the earliest [***].

2.4    Provisioning Data

2.4.1    Provisioning data generally in accordance with SPEC 2000, Chapter 1, for Material described in Articles 1.2.1 (i) through 1.2.1 (iii) (“Provisioning Data”) shall be supplied by the Seller to the Buyer in the English language, in a format and timeframe to be agreed during each Pre-Provisioning Meeting.

2.4.1.1    Unless a longer revision cycle has been agreed, the Provisioning Data shall be revised [***] up to the end of the applicable Initial Provisioning Period.

2.4.1.2    The Seller shall ensure that Provisioning Data is provided to the Buyer in time to permit the Buyer to perform any necessary evaluation and to place orders in a timely manner.

2.4.1.3    Provisioning Data generated by the Seller shall comply with the configuration of the Aircraft as documented [***]before the date of issue.

This provision shall not cover:
(i)    Buyer modifications not known to the Seller, or
(ii)    other modifications not approved by the Seller’s Aviation Authorities.

2.4.2    Supplier-Supplied Data

Provisioning Data relating to each Supplier Part (both initial issue and revisions) shall be produced by Supplier thereof and may be delivered to the Buyer either by the Seller or such Supplier. It is agreed and understood by the Buyer that the Seller shall not be responsible for the substance, accuracy or quality of such data. Such Provisioning Data shall be provided in either SPEC 2000 format or any other agreed format.

Apx. 5 Page 5/10
PROPRIETARY AND CONFIDENTIAL
Execution

APPENDIX 5

2.4.3    Supplementary Data

The Seller shall provide the Buyer with data supplementary to the Provisioning Data, comprising local manufacture tables, ground support equipment, specific-to-type tools and a pool item candidate list.

2.5    Commercial Offer

Upon the Buyer’s request, the Seller shall submit a commercial offer for Initial Provisioning Material which shall include a delivery date for such Initial Provisioning Material.

2.6    Delivery of Initial Provisioning Material

2.6.1    During the Initial Provisioning Period, Initial Provisioning Material shall conform to the latest known configuration standard of the Aircraft for which such Material is intended as reflected in the Provisioning Data transmitted by the Seller.

2.6.2    The delivery of Initial Provisioning Material shall take place (i) according to the conditions specified in the commercial offer mentioned in Article 2.5 and (ii) at a location designated by the Buyer.

2.6.3    All Initial Provisioning Material shall be packaged in accordance with ATA 300 Specification.

2.7    [***]

(a)    [***]

(b)    [***]

(c)    [***]

(d)    [***]

(e)    [***]

(f)    [***]

(g)    [***]

Apx. 5 Page 6/10
PROPRIETARY AND CONFIDENTIAL
Execution

APPENDIX 5

3.    OTHER MATERIAL SUPPORT

As of the date hereof, the Seller currently offers various types of parts support through the Customer Services Catalog on the terms and conditions set forth therein from time to time, including, but not limited to the lease of certain Seller Parts, the repair of Seller Parts and the sale or lease of ground support equipment and specific-to-type tools.

4.    WARRANTIES

4.1    Seller Parts

Subject to the limitations and conditions as hereinafter provided, the Seller warrants to the Buyer that all Seller Parts, sold under this Exhibit H shall at delivery to the Buyer:

(i)    be free from defects in material;
(ii)    be free from defects in workmanship, including without limitation processes of manufacture;
(iii)    be free from defects in design having regard to the state of the art of such design; and
(iv)    be free from defects arising from failure to conform to the applicable specification for such part.

4.1.1    Warranty Period

4.1.1.1    The warranty period for Seller Parts is [***] from delivery of such parts to the Buyer.

4.1.1.2    Whenever any Seller Part that contains a defect for which the Seller is liable under Article 4.1 has been corrected, replaced or repaired pursuant to the terms of this Article 4.1, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Seller Part, as the case may be, [***].

4.1.2    Buyer’s Remedy and Seller’s Obligation

The Buyer’s remedy and the Seller’s obligation and liability under this Article 4.1 are limited to the repair, replacement or correction, at the Seller’s expense and option, of any Seller Part that is defective.

The Seller may alternatively furnish to the Buyer’s account with the Seller a credit equal to the price of such Seller Part.

The provisions of Subclauses 12.1.5 through 12.1.10 of the Agreement shall apply to claims made pursuant to this Article 4.1.

Apx. 5 Page 7/10
PROPRIETARY AND CONFIDENTIAL
Execution

APPENDIX 5

4.2    Supplier Parts

With respect to Supplier Parts to be delivered to the Buyer under this Exhibit H, the Seller agrees to transfer to the Buyer the benefit of any warranties, which the Seller may have obtained from the corresponding Suppliers and the Buyer hereby agrees that it shall accept the same.

4.3    Waiver, Release and Renunciation
THIS ARTICLE 4 (INCLUDING ITS SUBPARTS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS EXHIBIT H OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY SELLER PART, MATERIAL, LEASED PART, OR SERVICES DELIVERED BY THE SELLER UNDER THIS EXHIBIT H.
THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS ARTICLE 4 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE SELLER PARTS, MATERIALS, LEASED PARTS, OR SERVICES SUPPLIED UNDER THIS EXHIBIT H. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER AND ITS SUPPLIERS, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY SELLER PART, MATERIAL, LEASED PART, OR SERVICES DELIVERED BY THE SELLER UNDER THIS EXHIBIT H, INCLUDING BUT NOT LIMITED TO:

(1)    ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)    ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)    ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)    ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

Apx. 5 Page 8/10
PROPRIETARY AND CONFIDENTIAL
Execution

APPENDIX 5

(5)    ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)    ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)    ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:
(a)    LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;
(b)    LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;
(c)    LOSS OF PROFITS AND/OR REVENUES;
(d)    ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES PROVIDED BY THIS EXHIBIT H SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS ARTICLE 4 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS ARTICLE 4 SHALL REMAIN IN FULL FORCE AND EFFECT.
FOR THE PURPOSES OF THIS ARTICLE 4, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS, SUBCONTRACTORS AND AFFILIATES.

4.4    Duplicate Remedies

The remedies provided to the Buyer under this Article 4 as to any part thereof are mutually exclusive and not cumulative. The Buyer shall be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Article 4 for any particular defect for which remedies are provided under this Article 4; provided, however, that the Buyer shall not be entitled to elect a remedy under one part of this Article 4 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. [***]

5.    COMMERCIAL CONDITIONS

5.1    Delivery Terms

Apx. 5 Page 9/10
PROPRIETARY AND CONFIDENTIAL
Execution

APPENDIX 5
All Material prices are quoted on the basis of Free Carrier (FCA) delivery terms, without regard to the place from which such Material is shipped. The term “Free Carrier (FCA)” is as defined in the Incoterms 2010 publication issued by the International Chamber of Commerce,

5.2    Payment Procedures and Conditions

All payments under this Exhibit H shall be made in accordance with the terms and conditions set forth in the then current Customer Services e-Catalog.

5.3    Title

Title to any Material purchased under this Exhibit H shall remain with the Seller until full payment of the invoices and interest thereon, if any, has been received by the Seller.
The Buyer hereby undertakes that Material title to which has not passed to the Buyer, shall be kept free from any debenture or mortgage or any similar charge or claim in favour of any third party.

5.4    [***]

[***]

6.    EXCUSABLE DELAY

[***]

7.    [***]

[***]

8.    INCONSISTENCY

In the event of any inconsistency between this Exhibit H and the Customer Services Catalog or any order placed by the Buyer, this Exhibit H shall prevail to the extent of such inconsistency.

Apx. 5 Page 10/10
PROPRIETARY AND CONFIDENTIAL
Execution